UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

THE CLOROX COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of principal executive offices) (Zip code)

(510) 271-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Clorox Company (the “Company”) is filing this Current Report on Form 8-K to present retrospectively revised historical consolidated financial statements and other information included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “2014 Form 10-K”). Information included in this Current Report on Form 8-K presents the operations of the Company’s Venezuela affiliate, Corporación Clorox de Venezuela S.A. (“Clorox Venezuela”), as discontinued operations on a retrospective basis for the years ended June 30, 2014, 2013 and 2012 and provides certain updated information about the discontinuation of operations of Clorox Venezuela. The information contained in this Current Report on Form 8-K does not otherwise amend or restate any portion of the 2014 Form 10-K.

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2014, the Board of Directors approved a management recommendation to discontinue operations of Clorox Venezuela through the immediate closure of its facilities in Venezuela and the termination of its Clorox Venezuela employees, effective September 22, 2014. The historical financial results of Clorox Venezuela were reported as discontinued operations in the Company’s consolidated financial statements for each period presented (including the comparable period of the prior year) in the Company’s quarterly report on Form 10-Q filed with the SEC on November 3, 2014.

This Current Report on Form 8-K updates the following items in the 2014 Form 10-K to reflect retrospectively the changes resulting from discontinued operations discussed above for all periods presented:

•	Part I, Item 1. Business

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A. Quantitative and Qualitative Disclosure About Market Risk

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part II, Item 9A. Management’s Report on Internal Controls Over Financial Reporting

This Current Report on Form 8-K does not modify or update the disclosures contained in the 2014 Form 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above and to provide certain updated information about the discontinuation of operations of Clorox Venezuela. Accordingly, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of

Operations included in the 2014 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, except for the impacts from discontinuing the operations of Clorox Venezuela. More current information may be included in, and should be read in conjunction with, the Company’s other filings with the SEC.

In addition, the Company has attached as Exhibits 99.3 and 99.4 a revised Valuation and Qualifying Accounts and Reserves and a revised Reconciliation of Economic Profit to reflect operations relating to Clorox Venezuela as discontinued operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1	Part I, Item 1. Business from The Clorox Company’s Annual Report on Form 10-K for the year ended June 30, 2014.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosure about Market Risk, Consolidated Financial Statements and Supplementary Data, Management’s Report on Internal Control over Financial Reporting and Reports of Independent Registered Public Accounting Firm.

99.3	Valuation and Qualifying Accounts and Reserves.

99.4	Reconciliation of Economic Profit.

101	The following materials from The Clorox Company’s Annual Report on Form 10-K for the year ended June 30, 2014 are formatted in extensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Earnings, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Stockholders’ Equity, (v) the Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: December 4, 2014	By:	/s/ Thomas D. Johnson
Vice President – Global Business Services and Chief Accounting Officer

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

(d) Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1	Part I, Item 1. Business from The Clorox Company’s Annual Report on Form 10-K for the year ended June 30, 2014.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosure about Market Risk, Consolidated Financial Statements and Supplementary Data, Management’s Report on Internal Control over Financial Reporting and Reports of Independent Registered Public Accounting Firm.

99.3	Valuation and Qualifying Accounts and Reserves.

99.4	Reconciliation of Economic Profit.

101	The following materials from The Clorox Company’s Annual Report on Form 10-K for the year ended June 30, 2014 are formatted in extensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Earnings, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Stockholders’ Equity, (v) the Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements.